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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): OCTOBER 15, 2004

                           DISCOVERY INVESTMENTS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                                            88-0409151
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
       Incorporation)                                         Number)

                                    000-26175
                            (Commission File Number)

                  5/F, GUOWEI BUILDING, 73 XIANLIE MIDDLE ROAD
              GUANGZHOU, GUANGDONG, THE PEOPLE'S REPUBLIC OF CHINA
                    (Address of principal executive offices)


                                 86-20-8732-7909
              (Registrant's telephone number, including area code)



         6767 WEST TROPICANA AVENUE, SUITE 207, LAS VEGAS, NEVADA 89103 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  (a) As more fully described in Item 2.01 below, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization dated September 9, 2004, as amended by that certain Amendment No.1 to Securities Purchase Agreement and Plan of Reorganization dated October 8, 2004, pursuant to which it acquired all of the issued and outstanding shares of Evergreen Asset Group Limited, an International Business Company organized to do business under the laws of the British Virgin Islands, in exchange for a controlling interest in the Registrant.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

                  (a) On October 15, 2004, Evergreen Asset Group Limited, an International Business Company organized to do business under the laws of the British Virgin Islands ("Evergreen"), completed the closing of a reverse acquisition of the Registrant pursuant to which the Registrant acquired all of the outstanding shares of Evergreen capital stock in exchange for a controlling interest in the Registrant (the "Reorganization"). Pursuant to the Securities Purchase Agreement and Plan of Reorganization dated September 9, 2004, as amended by that certain Amendment No.1 to Securities Purchase Agreement and Plan of Reorganization dated October 8, 2004, by and among the Registrant, Evergreen and the shareholders of Evergreen (the "Purchase Agreement"), the Registrant issued an aggregate of 83,500,000 shares of its common stock (representing 83.5% of the Registrant's capital stock outstanding) in exchange for all of the issued and outstanding shares of Evergreen capital stock transferred to the Registrant by each Evergreen shareholder at the closing. As a result, Evergreen became a wholly-owned subsidiary of the Registrant.

                  Evergreen was established in May 2004 as an investment holding company for waste water treatment businesses in the People's Republic of China ("PRC"). Evergreen, through its four majority-owned subsidiaries, Guangdong Xinxinmei Environmental Protection Co., Limited, Beijing Haotai Shiyuan Water Purification Co. Limited, Shangdong Haiyang Shenshi Environmental Protection Co. Limited and Xianyang Beicheng Water Purification Co. Limited, provides waste water turn-key engineering, equipment and chemical trading. In addition, Evergreen has invested in, manages and operates five water treatment facilities through a "BOT arrangement" (Build, Operate and Transfer) with the PRC government.

ITEM 3.02 UNREGISTERED SALES OF SECURITIES

                  (a) In connection with the Reorganization described above, on October 15, 2004, the Registrant issued 83,500,000 shares of its common stock to the shareholders of Evergreen in exchange for all of the issued and outstanding shares of Evergreen capital stock held by such shareholders. These issuances were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.


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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

                  (a) In connection with the Reorganization described above, Chong Liang Pu transferred all of his shares of Evergreen capital stock in exchange for 67,635,000 shares of common stock of the Registrant, which represented approximately 67.64% of the issued and outstanding shares of capital stock of the Registrant immediately following the Reorganization.

                  (b) Not applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  (a) Not applicable.

                  (b) - (c) In connection with the Reorganization described above, Donald Bell resigned as chief executive officer, president and sole director of the Registrant and the following individuals were appointed to serve as executive officers of the Registrant, effective as of October 15, 2004:

               NAME OF OFFICER                      POSITION
               ---------------                      --------

               Chong Liang Pu            Chief Executive Officer and President

               Ren Cai Ding              Chief Financial Officer

               Jia He Li                 Chief Operating Officer

         CHONG LIANG PU. Prior to joining the Registrant as its Chief Executive Officer and President, Mr. Pu founded Evergreen and has acted as its chairman and president since April 2004. From May 1999 until April 2004, Mr. Pu was the chief executive officer and general manager of Guangdong Xinxinmei Environmental Protection Company, a majority-owned subsidiary of Evergreen.

         REN CAI DING. Since December 2003 until joining the Registrant as its chief financial officer on October 15, 2004, Mr. Ding was the chief financial officer and financial manager of Guangdong Xinxinmei Environmental Protection Company, a majority-owned subsidiary of Evergreen. From January 2000 until December 2003, Mr. Ding was a financial manager of Guangzhou Yitao Group Co., Ltd., a real estate development company in the PRC. In 1999, Mr. Ding was the chief financial officer and head of the auditing department of Shenzhen Wei Ang Appliance Development Co., Ltd., a household appliance manufacturer in the PRC.

         JIA HE LI. Immediately prior to joining the Registrant, Mr. Li was the assistant to the general manager of Evergreen and the deputy general manager of Guangdong Xinxinmei Environmental Protection Company, a majority-owned subsidiary of Evergreen. From March of 2003 until April of 2004, Mr. Li was the deputy general manager of Baijitan Hot Spring Co., Ltd., a hotel resort and spa operator in the PRC. From 1999 until March of 2003, Mr. Li was a freelance project promoter, developer and designer for various development projects in the PRC.

         The Registrant has not yet entered into employment agreements with any of its executive officers.


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                  (d) In connection with the Reorganization described above,
         Chong Liang Pu, Lin Hong Ye and Shi Rong Jiang were named directors of the Registrant. The new members of the board of directors of the Registrant have not yet been named to any board committees.

ITEM 8.01 OTHER EVENTS.

         Within approximately the next 30 days, the Registrant expects to change its name to China Evergreen Environmental Corporation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a)-(b) Financial Statements and Pro Forma Financial Information.

                  The Registrant intends to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before December 31, 2004.

         (c) Exhibits.

                  2.1 Securities Purchase Agreement and Plan of Reorganization dated September 9, 2004 by and among the Registrant, Evergreen, and the shareholders of Evergreen.

                  2.2 Amendment No. 1 to Securities Purchase Agreement and Plan of Reorganization dated October 8, 2004, by and among the Registrant, Evergreen and the shareholders of Evergreen.

                  99.1     Press Release dated October 20, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DISCOVERY INVESTMENTS, INC.


                                     By: /s/ Chong Liang Pu
                                         ---------------------------------------
                                         Chong Liang Pu, Chief Executive Officer

Dated: October 21, 2004



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